Borrowings	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about borrowings [abstract]
Borrowings	BORROWINGS

		December 31,
		2022	2021
	Note	US$ in millions
Non-current portion
Senior Notes		$7,150	$7,150
LVS Term Loan	26(a)(iii)	1,000	—
Bank loans		—	753
Lease liabilities		118	124
Other borrowings		1	2
		8,269	8,029
Less: deferred financing costs		(51)	(83)
		8,218	7,946
Current portion
Bank loans		1,958	—
Lease liabilities		14	17
Other borrowings		1	1
		1,973	18
Less: deferred financing costs		(10)	—
		1,963	18
Total borrowings		$10,181	$7,964

Borrowings are measured at amortized cost.
Senior Notes
On August 9, 2018, the Company issued, in a private offering, three series of senior unsecured notes in an aggregate principal amount of US$5.50 billion, consisting of US$1.80 billion of 4.600% Senior Notes due August 8, 2023 (the “2023 Senior Notes”), US$1.80 billion of 5.125% Senior Notes due August 8, 2025 (the “2025 Senior Notes”) and US$1.90 billion of 5.400% Senior Notes due August 8, 2028 (the “2028 Senior Notes”). A portion of the net proceeds from the offering was used to repay in full the outstanding borrowings under the 2016 VML Credit Facility. There are no interim principal payments on the 2023, 2025 or 2028 Senior Notes and interest is payable semi-annually in arrears on each February 8 and August 8, commencing on February 8, 2019.
On June 4, 2020, the Company issued, in a private offering, two series of senior unsecured notes in an aggregate principal amount of US$1.50 billion, consisting of US$800 million of 3.800% Senior Notes due January 8, 2026 (the “2026 Senior Notes”) and US$700 million of 4.375% Senior Notes due June 18, 2030 (the “2030 Senior Notes”). The net proceeds from the offering were used for incremental liquidity and general corporate purposes. There are no interim principal payments on the 2026 or 2030 Senior Notes and interest is payable semi-annually in arrears on January 8 and July 8, commencing on January 8, 2021, with respect to the 2026 Senior Notes, and on June 18 and December 18, commencing on December 18, 2020, with respect to the 2030 Senior Notes.
On September 23, 2021, the Company issued in a private offering three series of senior unsecured notes in an aggregate principal amount of US$1.95 billion, consisting of US$700 million of 2.300% Senior Notes due March 8, 2027 (the “2027 Senior Notes”), US$650 million of 2.850% Senior Notes due March 8, 2029 (the “2029 Senior Notes”) and US$600 million of 3.250% Senior Notes due August 8, 2031 (the “2031 Senior Notes” and, together with the 2023 Senior Notes, 2025 Senior Notes, 2026 Senior Notes, 2027 Senior Notes, 2028 Senior Notes, 2029 Senior Notes, 2030 Senior Notes, the “Senior Notes”). The Company used the net proceeds from the offering and cash on hand to redeem in full the outstanding principal amount of its US$1.80 billion 4.600% Senior Notes due 2023, any accrued interest and the associated make-whole premium as determined under the related senior notes indenture dated as of August 9, 2018.
The Senior Notes are senior unsecured obligations of the Company. Each series of notes rank equally in right of payment with all of the Company’s existing and future senior unsecured debt and will rank senior in right of payment to all of the Company’s future subordinated debt, if any. The notes will be effectively subordinated in right of payment to all of the Company’s future secured debt (to the extent of the value of the collateral securing such debt) and will be structurally subordinated to all of the liabilities of the Company’s subsidiaries. None of the Company’s subsidiaries guarantee the notes.
The 2023, 2025 and 2028 Senior Notes were issued pursuant to an indenture, dated August 9, 2018 (the “2018 Indenture”), the 2026 and 2030 Senior Notes were issued pursuant to an indenture, dated June 4, 2020 (the “2020 Indenture”) and the 2027, 2029 and 2031 Senior Notes were issued pursuant to an indenture, dated September 23, 2021 (the “2021 Indenture”), between the Company and U.S. Bank National Association, as trustee. Upon the occurrence of certain events described in these indentures, the interest rate on the senior notes may be adjusted. The indentures contain covenants, subject to customary exceptions and qualifications, that limit the ability of the Company and its subsidiaries to, among other things, incur liens, enter into sale and leaseback transactions and consolidate, merge, sell or otherwise dispose of all or substantially all of the Company’s assets on a consolidated basis. The indentures also provide for customary events of default.
The cost associated with the early termination of the 4.600% Senior Notes due 2023, including the make-whole premium of US$131 million and US$6 million in unamortized original issue discount and deferred financing costs, was recorded as a loss on early retirement of debt in the consolidated statement of operations during the year ended December 31, 2021.
On February 16 and June 16, 2022, Standard & Poor’s (“S&P”) and Fitch, respectively, downgraded the credit rating for the Company to BB+. As a result of the downgrades, the coupon on each series of the outstanding Senior Notes increased by 0.50% per annum, with a 0.25% per annum increase becoming effective on the first interest payment date after February 16, 2022 as it relates to S&P and an additional 0.25% increase per annum after June 16, 2022 as it relates to Fitch. This resulted in an increase of US$16 million in interest expense for the year ended December 31, 2022 and US$36 million for each year thereafter through 2024, at which time this will decrease as the Senior Notes are repaid based on each of their set maturity dates. The weighted average interest rates for the Senior Notes were 4.6% and 4.7% for the years ended December 31, 2022 and 2021, respectively.
The estimated fair value of the Group’s Senior Notes as at December 31, 2022 and 2021 were approximately US$6.58 billion and US$7.27 billion, respectively. The estimated fair value of the Group’s Senior Notes was based on recent trades, if available, and indicative pricing from market information (level 2 inputs).
2018 SCL Credit Facility
On November 20, 2018, the Company entered into a facility agreement with the arrangers and lenders named therein and Bank of China Limited, Macau Branch, as agent for the lenders, (the “2018 SCL Credit Facility”), pursuant to which the lenders made available a US$2.0 billion revolving unsecured credit facility to SCL (the “2018 SCL Revolving Facility”). The facility is available until July 31, 2023, and the Company may draw loans under the facility, which may consist of general revolving loans (consisting of a United States dollar component and a Hong Kong dollar component) or loans drawn under a swing-line loan sub-facility (denominated in either United States dollars or Hong Kong dollars). The Company may utilize the loans for general corporate purposes and working capital requirements of the Company and its subsidiaries.
Loans under the 2018 SCL Revolving Facility bear interest calculated by reference to (1) in the case of general revolving loans denominated in United States dollars, Secured Overnight Financing Rate (“SOFR”), (2) in the case of loans denominated in United States dollars drawn under the swing-line loan sub-facility, a United States dollar alternate base rate (determined by reference to, among other things, the United States dollar prime lending rate and the Federal Funds Effective Rate), (3) in the case of general revolving loans denominated in Hong Kong dollars, the Hong Kong Interbank Offered Rate (“HIBOR”) or (4) in the case of loans denominated in Hong Kong dollars drawn under the swing-line loan sub-facility, a Hong Kong dollar alternate base rate (determined by reference to, among other things, the Hong Kong dollar prime lending rate), in each case, plus a margin that is determined by reference to the consolidated leverage ratio as defined in the 2018 SCL Credit Facility. The initial margin for general revolving loans is 2.0% per annum and the initial margin for loans drawn under the swing-line loan sub-facility is 1.0% per annum. SCL is also required to pay a commitment fee of 0.60% per annum on the undrawn amounts under the 2018 SCL Revolving Facility.
The 2018 SCL Credit Facility contains affirmative and negative covenants customary for similar unsecured financings, including, but not limited to, limitations on indebtedness secured by liens on principal properties and sale and leaseback transactions. The 2018 SCL Credit Facility also requires the Company to maintain a maximum ratio of total indebtedness to adjusted EBITDA of 4.0x throughout the life of the facility and a minimum ratio of adjusted EBITDA to net interest expense (including capitalized interest) of 2.5x throughout the life of the facility.
On March 27, 2020, the Company entered into a waiver and amendment request letter (the “Waiver Letter”) with respect to certain provisions of the 2018 SCL Credit Facility, pursuant to which lenders (a) waived the requirements for the Company to comply with the requirements that the Company ensures the maximum consolidated leverage ratio does not exceed 4.0x and minimum consolidated interest coverage ratio of 2.5x for any quarterly period ending during the period beginning on, and including, January 1, 2020 and ending on, and including, July 1, 2021 (the “SCL Relevant Period”) (other than with respect to the financial year ended on December 31, 2019); (b) waived any default that may arise as a result of any breach of said requirements during the SCL Relevant Period (other than with respect to the financial year ended on December 31, 2019); and (c) extended the period of time during which the Company may supply the agent with (i) its audited consolidated financial statements for the financial year ended on December 31, 2019, to April 30, 2020; and (ii) its audited consolidated financial statements for the financial year ending on December 31, 2020, to April 30, 2021. Pursuant to the Waiver Letter, the Company agreed to pay a customary fee to the lenders that consented.
On September 11, 2020, the Company entered into a waiver extension and amendment request letter (the “Waiver Extension Letter”) with respect to certain provisions of the 2018 SCL Credit Facility, pursuant to which lenders agreed to (a) extend the SCL Relevant Period such that it ends on, and includes, January 1, 2022 instead of July 1, 2021; and (b) amend and restate the 2018 SCL Credit Facility in the form attached to the Waiver Extension Letter, which contains the following amendments: (1) it provides the Company with the option to increase the total borrowing capacity by an aggregate amount of up to US$1.0 billion; and (2) it imposes a restriction on the ability of the Company to declare or make any dividend payment or similar distribution at any time during the period from (and including) July 1, 2020 to (and including) January 1, 2022, if at such time (x) the total borrowing capacity exceeds US$2.0 billion by operation of the increase referred to above; and (y) the maximum consolidated leverage ratio is greater than 4.0x, unless, after giving effect to such payment, the sum of (i) the aggregate amount of cash and cash equivalents of the Company on such date; and (ii) the aggregate amount of the undrawn facility under the 2018 SCL Credit Facility and unused commitments under other credit facilities of the Company is greater than US$2.0 billion. Pursuant to the Waiver Extension Letter, the Company agreed to pay a customary fee to the lenders that consented.

On January 25, 2021, the Company entered into an agreement with lenders to increase commitments under the 2018 SCL Credit Facility by HK$3.83 billion (approximately US$491 million at exchange rates in effect on December 31, 2021).
On July 7, 2021, the Company entered into a waiver extension and amendment request letter (the “Third Waiver Extension Letter”) with respect to certain provisions of the 2018 SCL Credit Facility, pursuant to which lenders agreed to (a) extend by one year to (and including) January 1, 2023, the waiver period for the requirement for the Company to comply with the requirements that the Company ensures the consolidated leverage ratio does not exceed 4.0x and the consolidated interest coverage ratio is not less than 2.5x as at the last day of the financial quarter; (b) extend the period of time during which SCL may supply the agent with its audited consolidated financial statements for the financial year ending on December 31, 2021 to April 30, 2022; and (c) extend by one year to (and including) January 1, 2023, the period during which SCL’s ability to declare or make any dividend payment or similar distribution is restricted if at such time (x) the Total Commitments (as defined in the 2018 SCL Credit Facility) exceed US$2.0 billion by the Company’s exercise of the option to increase the Total Commitments by an aggregate amount of up to US$1.0 billion; and (y) the consolidated leverage ratio is greater than 4.0x, unless, after giving effect to such payment, the sum of (i) the aggregate amount of cash and cash equivalents of the Company on such date; and (ii) the aggregate amount of the undrawn facility under the 2018 SCL Credit Facility and unused commitments under other credit facilities of SCL is greater than US$2.0 billion. Pursuant to the Third Waiver Extension Letter, the Company paid a customary fee to the lenders that consented.
On November 30, 2022, the Company entered into a waiver extension and amendment request letter (the “Fourth Waiver Extension Letter”) with respect to certain provisions of the 2018 SCL Credit Facility, pursuant to which lenders agreed to (a) extend to (and including) July 31, 2023, the waiver period for the requirement for the Company to comply with the requirements that the Company ensure the consolidated leverage ratio does not exceed 4.0x and the consolidated interest coverage ratio is not less than 2.5x as at the last day of any financial quarter; (b) extend to (and including) July 31, 2023, the period during which the Company’s ability to declare or make any dividend payment or similar distribution is restricted if at such time (x) the Total Commitments (as defined in the 2018 SCL Credit Facility) exceed US$2.0 billion by the Company’s exercise of the option to increase the Total Commitments by an aggregate amount of up to US$1.0 billion; and (y) the consolidated leverage ratio is greater than 4.0x, unless, after giving effect to such payment, the sum of (i) the aggregate amount of cash and cash equivalents of the Company on such date; and (ii) the aggregate amount of the undrawn facility under the 2018 SCL Credit Facility and unused commitments under other credit facilities of the Company is greater than US$2.0 billion; and (c) incorporate provisions to address the transition of the LIBOR to a term SOFR reference rate. Pursuant to the Fourth Waiver Extension Letter, the Company paid a customary fee to the lenders that consented.
The 2018 SCL Credit Facility also contains certain events of default (some of which are subject to grace and remedy periods and materiality qualifiers), including, but not limited to, events relating to the Group’s gaming operations and the loss or termination of certain land concession contracts.
The Company intends to pursue an extension to the maturity of the 2018 SCL Credit Facility beyond July 31, 2023. The Company believes it will be successful in obtaining such extension, although no assurance can be provided that such extension will be granted, which could negatively impact our available liquidity.
During the years ended December 31, 2022 and 2021, the Company drew a total of US$1.20 billion and US$756 million under the 2018 SCL Credit Facility. The drawdown in 2022 was to fulfill the Concession Contract requirements and incremental liquidity. The weighted average interest rates for the 2018 SCL Credit Facility were 4.3% and 2.6% for the years ended December 31, 2022 and 2021, respectively.
As at December 31, 2022 and 2021, the Company had US$541 million and US$1.75 billion of available borrowing capacity under the 2018 SCL Revolving Facility comprised of HK$ commitments of HK$3.82 billion (approximately US$490 million) and HK$12.32 billion (approximately US$1.58 billion at exchange rate in effect on December 31, 2021) and US$ commitments of US$51 million and US$166 million, respectively.
As at December 31, 2022 and 2021, the estimated fair value of the bank loans relating to the 2018 SCL Credit Facility was approximately equivalent to its carrying value based on indicative pricing from market information (level 2 inputs).
Intercompany Loan Agreement with LVS
On July 11, 2022, the Company entered into an intercompany term loan agreement with our Controlling Shareholder, LVS, in the amount of US$1.0 billion, which is repayable on July 11, 2028. In the first two years from July 11, 2022, the Company will have the option to elect to pay cash interest at 5% per annum or payment-in-kind interest at 6% per annum by adding the amount of such interest to the then-outstanding principal amount of the loan, following which only cash interest at 5% per annum will be payable. For the year ended December 31, 2022, the Company elected payment- in-kind interest. This loan is unsecured and subordinated to all third party unsecured indebtedness and other obligations of the Group.
The estimated fair value of the LVS Term Loan as at December 31, 2022 was approximately equivalent to its carrying value based on its recovery and yield expectation which has not changed materially since inception. The LVS Term Loan is not freely tradable and hence the fair value measurement is based on level 3 inputs.
Reconciliation of liabilities arising from financing activities
The table below details changes in the Group’s liabilities arising from financing activities, including both cash and non-cash changes. Liabilities arising from financing activities are those for which cash flows were, or future cash flows will be, classified in the Group’s consolidated statement of cash flows as cash flows from financing activities.

	Senior Notes(i)	Bank loans	Lease liabilities	Deferred financing costs	Net interest payables(ii)	Dividend payables	LVS Term Loan	Other borrowings	Total
	US$ in millions
Balance as at January 1, 2020	$5,535	$—	$147	$(74)	$83	$—	$—	$—	$5,691
Financing cash flows	1,496	(1)	(11)	(20)	(209)	(1,030)	—	—	225
Non-cash changes:
Original issue discount	4	—	—	(4)	—	—	—	—	—
Accruals	—	—	9	—	282	1,025	—	—	1,316
Amortization	—	—	—	17	—	—	—	—	17
Foreign exchange movement	—	1	—	1	—	5	—	—	7
Fair value adjustment of the interest rate swaps	(35)	—	—	—	—	—	—	—	(35)
Balance as at December 31, 2020	$7,000	$—	$145	$(80)	$156	$—	$—	$—	$7,221
Financing cash flows	146	756	(12)	(27)	(378)	—	—	—	485
Non-cash changes:
Original issue discount	4	—	—	(4)	—	—	—	—	—
Accruals	—	—	8	(1)	364	—	—	3	374
Amortization	—	—	—	23	—	—	—	—	23
Loss on early retirement of debt	—	—	—	6	—	—	—	—	6
Foreign exchange movement	—	(3)	—	—	(1)	—	—	—	(4)
Balance as at December 31, 2021	$7,150	$753	$141	$(83)	$141	$—	$—	$3	$8,105
Financing cash flows	—	1,200	(9)	(2)	(367)	—	1,000	(1)	1,821
Non-cash changes:
Accruals	—	—	—	—	422	—	—	—	422
Amortization	—	—	—	24	—	—	—	—	24
Foreign exchange movement	—	5	—	—	(1)	—	—	—	4
Balance as at December 31, 2022	$7,150	$1,958	$132	$(61)	$195	$—	$1,000	$2	$10,376
____________________
(i)During the year ended December 31, 2021, the cash flows from Senior Notes consisted of proceeds from Senior Notes of US$1.95 billion and repayment of 2023 Notes of US$1.80 billion.
(ii)As at December 31, 2022 and 2021, net interest payables include the net of interest payables and receivables related to cross currency swaps. During the years ended December 31, 2022 and 2021, cash flows from net interest payables includes the net of interest income received and interest payment made related to cross currency swaps.